OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended March 31, 2026

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	March 31, 2026	December 31, 2025
Assets
Investments at fair value (amortized cost of $1,641,102 and $1,650,246, respectively)	$1,586,262	$1,626,107
Cash	104,543	58,827
Interest receivable	5,456	5,759
Receivable for investments sold	18,981	13,395
Prepaid expenses and other assets	95	61
Total Assets	$1,715,337	$1,704,149
Liabilities
Debt (net of unamortized debt issuance costs of $7,362 and $7,893, respectively)	$1,312,638	$1,312,107
Payable for investments purchased	90,087	44,839
Interest payable	12,434	15,890
Due to Advisor	104	—
Distribution payable	7,252	10,277
Accrued expenses and other liabilities	910	656
Total Liabilities	$1,423,425	$1,383,769
Members’ Equity
Members’ Equity	291,912	320,380
Total Members’ Equity	291,912	320,380
Total Liabilities and Members’ Equity	$1,715,337	$1,704,149

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Three Months Ended March 31,
	2026	2025
Investment Income
Investment income	$28,150	$34,149
Total Investment Income	28,150	34,149
Operating Expenses
Interest expense	20,027	21,204
Professional fees	871	754
Total Operating Expenses	20,898	21,958
Net Investment Income	$7,252	$12,191
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(30,701)	(22,817)
Net realized gain (loss) on investments	(7,766)	(534)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(38,467)	(23,351)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$(31,215)	$(11,160)

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
NEXSTAR MEDIA INC.(6)	First lien senior secured loan	S +	2.75%		03/2033	5,898	$5,839	$5,826
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S +	2.00%		09/2032	1,709	1,707	1,710
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%		07/2031	7,189	7,189	6,918
							14,735	14,454	5.0%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%		09/2031	3,585	$3,579	$3,582
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%		01/2027	327	326	325
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%		02/2028	4,519	4,519	4,396
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.75%		05/2032	2,132	2,132	2,110
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%		06/2030	6,204	6,205	6,206
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%		06/2030	1,990	1,992	1,992
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%		10/2030	5,564	5,575	5,568
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%		07/2031	11,455	11,455	11,464
CACI International, Inc.(5)	First lien senior secured loan	S +	1.75%		02/2033	3,234	3,226	3,230
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%		10/2031	6,105	6,108	6,103
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%		02/2032	11,405	11,397	11,397
KBR, Inc(5)	First lien senior secured loan	S +	2.00%		01/2031	1,850	1,850	1,848
Mahseer Holdings LLC (dba PennAero)(6)(8)	First lien senior secured loan	S +	3.25%		03/2033	5,419	5,392	5,392
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%		12/2032	3,744	3,739	3,743
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%		12/2031	4,350	4,351	4,355
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%		03/2030	2,710	2,710	2,709
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		02/2031	1,959	1,961	1,959
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		08/2032	2,343	2,337	2,342
United Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%		02/2031	1,645	1,645	1,638
VSE Corp(6)	First lien senior secured loan	S +	2.00%		03/2033	2,827	2,820	2,821
							85,384	85,248	29.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.00%		10/2031	8,127	$8,127	$8,119
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%		03/2031	5,744	5,721	5,671
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%		12/2032	2,813	2,801	2,820
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%		01/2031	2,968	2,968	2,940
							19,617	19,550	6.7%
Buildings and real estate
Advanced Drainage Systems, Inc.(5)	First lien senior secured loan	S +	1.63%		02/2033	1,727	$1,727	$1,732
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S +	1.75%		01/2031	3,473	3,485	3,470
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%		02/2032	5,761	5,760	5,733
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%		10/2031	1,926	1,926	1,922

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%		04/2032	5,490	5,490	5,473
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%		11/2031	1,931	1,928	1,928
Core & Main LP(5)(8)	First lien senior secured loan	S +	2.00%		02/2031	1,784	1,784	1,784
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%		01/2030	6,778	6,777	6,795
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%		08/2031	1,559	1,559	1,555
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%		01/2032	3,213	3,192	3,194
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%		03/2032	3,151	3,156	3,157
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%		03/2031	1,298	1,300	1,192
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%		03/2031	5,376	5,303	5,244
Quikrete Holdings, Inc.(6)	First lien senior secured loan	S +	2.25%		04/2031	2,606	2,606	2,601
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%		02/2032	5,954	5,943	5,939
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%		11/2027	1,939	1,935	1,934
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%		09/2032	2,201	2,203	2,201
							56,074	55,854	19.1%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%		07/2031	4,590	$4,588	$4,244
BrightView Landscapes, LLC(6)	First lien senior secured loan	S +	2.00%		04/2029	5,741	5,747	5,717
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%		01/2032	781	781	774
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%		09/2028	1,184	1,191	1,091
DYCOM INDUSTRIES INC(5)	First lien senior secured loan	S +	1.75%		01/2033	1,677	1,673	1,682
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%		09/2028	7,838	7,858	7,753
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%		09/2031	2,745	2,743	2,718
Kaseya Inc.(5)	First lien senior secured loan	S +	3.25%		03/2032	6,993	6,966	6,513
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	1,983	1,983	1,982
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	1.75%		02/2033	927	927	927
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%		01/2032	6,912	6,884	6,897
Ping Identity Holding Corp.(5)(8)	First lien senior secured loan	S +	2.75%		11/2032	6,466	6,450	6,386
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S +	2.50%		10/2032	8,883	8,863	8,886
Plano HoldCo, Inc. (dba Perficient)(6)	First lien senior secured loan	S +	3.50%		10/2031	8,599	8,562	6,879
Plusgrade Inc.(6)(8)	First lien senior secured loan	S +	3.50%		03/2031	9,110	9,110	8,745
Pye-Barker Fire & Safety, LLC(5)	First lien senior secured loan	S +	2.50%		12/2032	7,798	7,762	7,805
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%		08/2032	8,349	8,270	8,152
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.00%		07/2032	5,920	5,920	5,901
Sitel Worldwide Corp.(5)	First lien senior secured loan	S +	3.75%		08/2028	2,633	2,615	984
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%		02/2032	9,464	9,464	9,420
Vestis Corp(6)(8)	First lien senior secured loan	S +	2.25%		02/2031	6,483	6,301	6,240
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%		10/2032	3,418	3,410	3,419
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%		12/2032	13,945	13,897	12,934
							131,965	126,049	43.2%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(8)	First lien senior secured loan	S +	4.75%		11/2027	7,299	$7,120	$6,987
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%		12/2029	2,576	2,581	2,577
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%		11/2030	2,760	2,768	2,753
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S +	4.00%		04/2032	3,206	3,211	3,182
H.B. Fuller Company(5)	First lien senior secured loan	S +	1.75%		02/2030	1,726	1,722	1,730
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%		02/2030	4,396	4,368	3,817
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.00%		02/2031	6,372	6,372	5,455
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	4.25%		04/2029	2,494	2,367	1,939
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	3.75%		03/2030	5,852	5,837	4,210
MSOF BEACON LLC(6)	First lien senior secured loan	S +	2.50%		12/2032	5,471	5,457	5,462
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%		04/2028	6,925	6,924	6,779
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%		08/2030	11,483	11,485	11,297
							60,212	56,188	19.2%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)	First lien senior secured loan	S +	3.25%		12/2032	8,020	8,005	8,046
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%		08/2030	311	312	310
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%		04/2031	6,973	6,946	6,955
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%		10/2030	5,585	5,592	5,534
Novelis Inc(6)	First lien senior secured loan	S +	1.75%		03/2032	3,716	3,721	3,715
							24,576	24,560	8.4%
Containers and packaging
Berlin Packaging(6)	First lien senior secured loan	S +	3.25%		06/2031	10,992	$10,998	$10,568
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.50%		11/2030	4,630	4,632	4,597
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%		03/2032	9,878	9,814	9,202
Graham Packaging Company Inc(5)	First lien senior secured loan	S +	2.25%		01/2033	1,354	1,351	1,339
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%		09/2032	11,306	11,255	11,172
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%		02/2029	6,905	6,892	6,891
ProAmpac PG Borrower LLC(5)	First lien senior secured loan	S +	4.00%		03/2033	7,992	7,872	7,699
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%		09/2032	1,983	1,980	1,962
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%		04/2031	10,559	10,562	10,579
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%		03/2028	12,444	12,358	11,801
							77,714	75,810	26.0%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S +	2.75%		07/2028	8,993	$8,994	$8,966
Aramsco, Inc.(6)	First lien senior secured loan	S +	4.75%		10/2030	4,711	4,643	3,224
Avient Corporation(6)	First lien senior secured loan	S +	1.75%		08/2029	1,324	1,330	1,333
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%		12/2030	7,999	8,001	7,869

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.50%		12/2032	2,290	2,257	2,251
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%		10/2031	9,821	9,788	9,766
							35,013	33,409	11.4%
Education
Covista Inc. (dba Adtalem Global Education)(5)(8)	First lien senior secured loan	S +	2.25%		03/2033	2,764	$2,750	$2,750
Renaissance Learning, Inc.(6)	First lien senior secured loan	S +	4.00%		04/2030	7,782	7,786	5,493
							10,536	8,243	2.8%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%		05/2029	2,259	$2,262	$2,262
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%		01/2031	6,806	6,806	6,791
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%		07/2030	6,825	6,825	6,824
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.00%		07/2032	2,013	2,013	2,013
Fleet U.S. Bidco Inc.(6)(8)	First lien senior secured loan	S +	2.75%		02/2031	5,673	5,673	5,673
							23,579	23,563	8.1%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%		11/2030	4,429	$4,428	$4,429
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%		11/2032	5,589	5,577	5,493
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)	First lien senior secured loan	S +	2.75%		11/2031	6,161	6,149	5,969
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%		10/2031	6,383	6,381	6,367
Citco Funding LLC(5)	First lien senior secured loan	S +	2.00%		01/2033	7,637	7,622	7,601
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%		04/2032	5,006	4,968	4,800
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.25%		03/2032	5,527	5,515	5,327
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%		05/2031	7,734	7,712	7,675
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%		10/2032	2,059	2,054	2,059
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%		08/2032	6,943	6,847	6,836
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	7,338	7,329	7,092
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%		06/2031	4,889	4,844	4,544
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%		11/2031	7,222	7,203	7,222
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%		03/2031	7,184	7,189	7,125
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.25%		12/2030	2,344	2,344	2,335
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%		07/2031	9,851	9,850	9,503
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	2.75%		09/2030	7,839	7,839	7,686
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%		11/2031	8,166	8,167	7,989
PUSHPAY USA INC(6)(8)	First lien senior secured loan	S +	3.75%		08/2031	308	308	299
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%		07/2028	13,170	13,171	13,141
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%		05/2028	3,676	3,684	3,674
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%		09/2032	3,646	3,643	3,635
							132,824	130,801	44.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%		09/2030	4,829	$4,834	$4,815
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%		06/2030	6,070	6,070	6,070
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.00%		12/2030	6,761	6,762	6,761
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%		09/2028	6,664	6,624	4,676
Chobani LLC(5)	First lien senior secured loan	S +	2.25%		10/2032	4,527	4,527	4,525
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%		02/2031	8,184	8,188	7,970
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%		09/2031	3,377	3,371	3,305
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%		09/2032	6,724	6,710	6,588
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%		12/2030	7,097	7,134	7,076
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%		07/2029	10,157	10,154	10,109
Primo Brands Corporation(6)	First lien senior secured loan	S +	2.75%		03/2031	5,738	5,710	5,745
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%		11/2032	7,256	7,242	7,206
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%		03/2032	7,798	7,766	7,779
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%		02/2032	4,388	4,380	4,389
Simply Good Foods USA, Inc.(6)	First lien senior secured loan	S +	2.00%		03/2030	4,260	4,251	4,267
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%		10/2032	3,806	3,798	3,805
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%		01/2032	2,630	2,630	2,627
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%		08/2028	4,685	4,693	4,674
							104,844	102,387	35.1%
Healthcare equipment and services
Agiliti Health(7)	First lien senior secured loan	S +	3.00%		05/2030	5,756	$5,704	$5,583
Argent Finco LLC(6)(8)	First lien senior secured loan	S +	3.00%		11/2032	2,095	2,090	2,095
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%		04/2031	629	630	628
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	S +	3.00%		02/2029	6,484	6,484	6,472
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%		08/2031	6,128	6,114	6,113
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%		10/2032	6,502	6,488	6,474
Hologic Inc(6)	First lien senior secured loan	S +	2.25%		01/2033	10,282	10,256	10,153
LUMEXA IMAGING INC(6)	First lien senior secured loan	S +	3.00%		12/2032	2,438	2,439	2,443
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%		10/2030	3,344	3,342	3,347
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S +	5.25%		07/2029	1,810	1,734	1,792
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%		05/2029	4,938	4,928	4,938
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%		06/2031	2,141	2,139	2,129
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%		09/2032	715	712	715
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%		02/2028	7,866	7,890	7,610
							60,950	60,492	20.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%		09/2028	4,749	$4,766	$4,750
CHG PPC Parent LLC(5)	First lien senior secured loan	S +	3.00%		12/2028	6,478	6,460	6,474
Concentra(5)	First lien senior secured loan	S +	2.00%		07/2031	2,213	2,213	2,219
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%		10/2029	11,920	11,465	11,473
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%		02/2033	1,430	1,430	1,427
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	S +	4.25%		08/2028	5,676	5,659	5,052
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%		03/2032	11,295	11,237	10,560
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.25%		08/2032	3,618	3,618	3,631
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%		09/2032	1,597	1,594	1,602
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%		03/2031	8,709	8,715	8,709
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S +	4.50%		12/2028	2,109	2,040	2,056
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S +	3.25%		12/2028	5,675	5,456	5,417
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%		02/2031	7,092	7,092	7,089
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%		12/2031	10,366	10,343	10,323
Physician Partners, LLC(6)(8)	First lien senior secured loan	S +	6.00%		12/2029	10,973	8,626	9,287
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%		12/2031	316	316	314
Select Medical Corp.(6)(8)	First lien senior secured loan	S +	3.25%		12/2031	5,501	5,446	5,488
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%		07/2031	8,312	8,245	6,151
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%		12/2030	4,092	4,083	4,090
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	2.75%		02/2032	7,672	7,672	7,464
							116,476	113,576	38.9%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%		06/2031	976	$977	$976
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%		03/2032	3,347	3,318	3,075
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%		05/2031	2,830	2,830	2,602
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%		02/2033	11,596	11,585	11,449
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%		12/2027	5,570	5,570	5,519
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%		01/2031	92	92	92
PointClickCare Technologies, Inc.(5)	First lien senior secured loan	S +	2.75%		11/2031	5,409	5,409	5,376
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%		03/2028	1,668	1,669	1,659
Radnet Management, Inc.(6)	First lien senior secured loan	S +	2.25%		04/2031	2,933	2,936	2,936
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%		11/2031	7,792	7,760	7,635
Southern Veterinary Partners, LLC(5)	First lien senior secured loan	S +	2.50%		12/2031	8,858	8,858	8,771
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%		10/2029	4,115	4,118	4,104
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	2.75%		09/2029	6,659	6,645	6,437

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%		11/2031	3,660	3,646	3,536
							65,413	64,167	22.0%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%		11/2032	2,468	$2,456	$2,467
							2,456	2,467	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(8)	First lien senior secured loan	S +	5.50%		08/2029	5,946	$5,933	$4,653
Dawn Bidco, LLC (dba Dayforce)(6)	First lien senior secured loan	S +	3.00%		10/2032	11,095	11,073	10,482
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%		10/2030	8,093	8,093	7,693
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%		02/2031	7,904	7,904	7,541
							33,003	30,369	10.4%
Infrastructure and environmental services
Arcwood Environmental, Inc(6)(8)	First lien senior secured loan	S +	3.25%		03/2033	3,243	$3,227	$3,243
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%		07/2031	2,467	2,463	2,461
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%		09/2032	1,554	1,554	1,564
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S +	3.00%		07/2031	7,466	7,466	7,433
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%		03/2032	6,016	6,009	6,012
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%		06/2031	5,710	5,661	5,203
							26,380	25,916	8.9%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%		11/2030	4,461	$4,480	$4,315
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%		06/2032	1,439	1,436	1,392
Alera Group, Inc.(6)	First lien senior secured loan	S +	2.75%		05/2032	3,827	3,827	3,706
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	4,079	4,073	4,044
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.00%		01/2032	7,608	7,608	7,549
Ardonagh Midco 3 PLC(7)	First lien senior secured loan	S +	2.75%		02/2031	5,253	5,253	5,124
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.50%		06/2031	3,689	3,689	3,593
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.50%		07/2032	2,813	2,788	2,680
Hub International(6)	First lien senior secured loan	S +	2.25%		06/2030	4,683	4,683	4,669
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%		04/2030	4,878	4,879	4,752
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%		02/2031	7,415	7,415	7,172
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%		11/2028	5,778	5,769	5,720
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.00%		06/2031	6,103	6,047	5,808
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%		09/2031	1,820	1,816	1,815
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%		10/2031	1,972	1,972	1,967
The Liberty Company Insurance Brokers, LLC(7)(8)	First lien senior secured loan	S +	3.75%		10/2032	1,614	1,607	1,546
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%		06/2032	16,418	16,382	15,679

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%		05/2031	4,153	4,151	4,090
USI, Inc.(6)	First lien senior secured loan	S +	2.25%		09/2030	3,187	3,188	3,175
							91,063	88,796	30.4%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%		03/2032	4,597	$4,594	$4,487
Barracuda Parent, LLC(6)	First lien senior secured loan	S +	4.50%		08/2029	5,427	5,299	3,433
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%		03/2031	9,406	9,406	8,588
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%		08/2032	2,285	2,285	2,084
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.75%		12/2031	5,459	5,415	5,220
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%		11/2029	10,728	10,674	10,361
Epicor(5)	First lien senior secured loan	S +	2.50%		05/2031	1,421	1,420	1,393
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%		04/2032	3,403	3,388	3,345
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%		01/2032	6,571	6,556	6,277
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%		07/2032	7,449	7,444	6,617
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%		03/2029	4,457	4,456	3,967
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S +	4.75%		05/2029	2,972	2,840	1,342
Opal US LLC(6)	First lien senior secured loan	S +	3.00%		04/2032	4,101	4,102	4,097
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%		10/2030	10,059	10,068	7,578
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%		08/2028	6,452	6,426	6,237
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%		06/2030	7,364	7,366	6,112
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%		07/2031	5,895	5,895	5,780
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%		05/2028	10,294	10,133	3,028
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%		03/2027	5,838	5,837	5,544
SS&C(5)	First lien senior secured loan	S +	2.00%		05/2031	5,379	5,377	5,358
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%		04/2032	7,651	7,446	6,465
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%		04/2031	1,985	1,996	1,897
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%		11/2028	4,699	4,701	4,488
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%		11/2030	8,466	8,443	8,212
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S +	2.50%		10/2032	3,702	3,699	3,702
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%		02/2029	3,725	3,728	3,339
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%		04/2031	8,935	8,911	8,711
							157,905	137,662	47.2%
Investment funds and vehicle
Chicago US MidCo III, LP(5)	First lien senior secured loan	S +	2.50%		11/2032	7,751	$7,733	$7,661
Finco I, LLC(5)	First lien senior secured loan	S +	1.75%		06/2029	1,966	1,966	1,908
Grosvenor(5)	First lien senior secured loan	S +	2.25%		02/2030	2,183	2,183	2,184
JUPITER BORROWER INC (dba Janus Henderson)(6)(8)	First lien senior secured loan	S +	2.75%		03/2033	4,841	4,817	4,829
							16,699	16,582	5.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%		05/2031	4,027	$4,009	$3,962
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%		09/2031	4,267	4,269	4,254
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.00%		07/2031	6,998	6,999	6,844
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%		10/2032	5,910	5,883	5,903
OakEagle AcquireCo Inc(6)	First lien senior secured loan	S +	3.50%		03/2033	9,214	9,075	9,156
							30,235	30,119	10.3%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%		08/2031	5,171	$5,171	$5,164
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%		02/2029	1,528	1,509	1,518
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%		09/2032	1,250	1,251	1,237
CompoSecure Holdings, L.L.C.(5)	First lien senior secured loan	S +	2.25%		01/2033	3,578	3,575	3,562
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%		10/2030	10,698	10,706	10,741
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%		05/2030	6,597	6,598	6,586
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%		11/2032	11,164	11,149	11,195
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S +	2.50%		02/2033	6,415	6,399	6,377
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.50%		10/2028	6,520	6,520	6,518
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%		11/2029	2,504	2,505	2,500
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%		05/2032	10,217	10,172	10,171
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%		12/2031	4,488	4,491	4,494
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%		06/2028	973	973	972
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%		11/2032	10,367	10,370	10,381
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%		10/2032	11,067	11,044	11,039
Spectris(6)	First lien senior secured loan	S +	2.75%		12/2032	6,823	6,809	6,823
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%		03/2031	11,550	11,514	11,538
Tega MC Australia Holdings Pty Ltd(6)(8)	First lien senior secured loan	S +	3.50%		03/2033	3,903	3,864	3,874
VICTORY BUYER LLC (dba Vantage Elevator)(5)	First lien senior secured loan	S +	3.00%		02/2033	4,194	4,174	4,192
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%		03/2028	9,341	9,350	9,336
							128,144	128,218	43.9%
Pharmaceuticals
Alkermes, Inc(5)	First lien senior secured loan	S +	2.75%		08/2031	3,480	$3,472	$3,504
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.00%		08/2032	7,076	7,061	7,094
BIOMARIN PHARMACEUTICAL(6)	First lien senior secured loan	S +	1.75%		01/2033	3,990	3,981	3,977
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%		10/2032	3,348	3,325	3,347
Fortrea Holdings Inc.(6)(8)	First lien senior secured loan	S +	3.50%		07/2030	5,155	5,166	4,935
							23,005	22,857	7.8%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%		08/2032	4,731	$4,721	$4,682

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
AmSpec Parent, LLC(6)	First lien senior secured loan	S +	3.50%		12/2031	2,978	2,968	2,966
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%		02/2032	5,578	5,419	5,067
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%		01/2029	2,166	2,166	2,163
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%		01/2031	3,442	3,439	2,962
Clearwater Analytics, LLC(5)	First lien senior secured loan	S +	2.00%		04/2032	4,227	4,227	4,222
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%		11/2029	5,016	5,016	4,975
Element Materials Technology(6)	First lien senior secured loan	S +	3.50%		06/2029	4,378	4,384	4,386
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%		12/2030	2,797	2,803	2,797
First Advantage Holdings LLC(6)	First lien senior secured loan	S +	2.75%		10/2031	6,274	6,261	6,098
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S +	3.25%		09/2030	3,243	3,243	2,774
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%		03/2030	1,501	1,538	1,320
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%		05/2028	2,566	2,566	1,997
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%		07/2029	9,553	9,553	9,428
							58,304	55,837	19.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S +	2.00%		05/2028	977	$977	$913
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%		12/2031	8,150	8,134	8,145
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%		09/2028	4,367	4,341	4,155
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%		11/2027	6,097	6,088	5,798
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%		03/2031	4,257	4,214	3,871
							23,754	22,882	7.8%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%		04/2030	11,281	$11,282	$11,290
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%		11/2028	3,382	3,366	3,311
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.25%		08/2030	2,202	2,202	2,194
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%		04/2031	1,388	1,385	1,381
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	8,213	8,197	8,213
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	2.50%		03/2032	3,821	3,821	3,817
							30,253	30,206	10.3%

Total Unfunded debt commitment (10)						—	(11)	—	—%

Total Debt Investments							$1,641,102	$1,586,262	543.2%
Total Investments							$1,641,102	$1,586,262	543.2%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2026
(Amounts in thousands)

(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2026 was 3.66%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2026 was 3.68%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2026 was 3.70%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	338	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,188	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	—	856	—
Mahseer Holdings LLC (dba PennAero)	First lien senior secured delayed draw term loan	02/2028	—	867	—
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	03/2027	—	1,713	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	1,165	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	563	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$—	$9,143	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Debt Investments
Advertising and media
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S +	2.00%		09/2032	1,709	$1,707	$1,713
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%		07/2031	7,207	7,207	7,222
							8,914	8,935	2.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%		09/2031	3,596	$3,590	$3,602
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%		01/2027	331	329	330
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%		02/2028	4,519	4,519	4,529
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%		05/2032	2,138	2,117	2,147
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%		06/2030	6,216	6,216	6,233
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%		06/2030	1,995	1,997	2,006
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%		10/2030	3,827	3,827	3,844
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%		07/2031	11,466	11,464	11,518
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%		10/2031	5,384	5,381	5,402
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%		02/2032	11,358	11,216	11,265
KBR, Inc(5)	First lien senior secured loan	S +	2.00%		01/2031	1,854	1,854	1,863
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%		12/2032	3,143	3,135	3,156
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%		12/2031	4,361	4,361	4,372
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%		03/2030	2,717	2,717	2,724
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		02/2031	1,964	1,966	1,971
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		01/2032	2,074	2,070	2,082
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		08/2032	2,349	2,343	2,358
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%		02/2031	1,649	1,649	1,654
							70,751	71,056	22.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%		10/2031	8,147	$8,147	$8,188
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%		03/2031	3,347	3,347	3,356
PAI Holdco, Inc.(6)	First lien senior secured loan	S +	3.75%		10/2027	5,432	5,250	4,723
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%		12/2032	2,821	2,807	2,836
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%		01/2031	2,976	2,976	2,978
							22,527	22,081	6.9%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S +	1.75%		01/2031	3,482	$3,495	$3,494
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%		02/2032	5,776	5,774	5,790
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%		10/2031	1,932	1,932	1,940
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%		04/2032	5,490	5,490	5,503
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%		11/2031	1,936	1,933	1,948
Core & Main LP(6)	First lien senior secured loan	S +	2.00%		02/2031	1,789	1,789	1,789

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	01/2030	6,778	6,777	6,812
Dodge Construction Network LLC(6)	First lien senior secured loan	S +	6.25%	01/2029	1,867	1,774	1,871
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	S +	4.75%	02/2029	2,589	2,371	2,058
EMRLD Borrower LP (dba Emerson)(7)	First lien senior secured loan	S +	2.25%	08/2031	1,563	1,563	1,565
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	01/2032	3,221	3,199	3,233
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	03/2032	3,158	3,163	3,169
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	03/2031	2,068	2,070	2,067
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	03/2031	5,376	5,298	5,402
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	04/2031	2,613	2,613	2,620
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	02/2032	5,969	5,956	5,986
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	11/2027	1,944	1,939	1,939
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	09/2032	2,206	2,208	2,212
						59,344	59,398	18.5%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	07/2031	9,396	$9,419	$9,364
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	04/2029	3,919	3,919	3,919
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	01/2032	783	783	785
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	09/2028	1,187	1,194	1,164
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	09/2028	7,858	7,878	7,897
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	09/2031	1,065	1,065	1,070
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	03/2032	7,011	6,982	7,011
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	2,136	2,136	2,149
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	08/2029	1,665	1,665	1,671
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	01/2032	6,484	6,455	6,522
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	11/2032	6,358	6,342	6,367
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S +	2.50%	10/2032	8,883	8,861	8,911
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	10/2031	8,620	8,580	8,340
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	03/2031	9,133	9,133	9,133
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	12/2032	7,798	7,759	7,843
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	08/2032	8,370	8,288	8,377
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	06/2032	5,920	5,920	5,951
Sitel Worldwide Corp.(5)(8)	First lien senior secured loan	S +	3.75%	08/2028	5,339	5,288	2,082
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	02/2032	12,884	12,884	12,921
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	02/2031	6,517	6,326	5,947
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	3,426	3,418	3,448
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	12/2032	13,980	13,930	13,980
						138,225	134,852	42.1%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.75%	11/2027	7,318	$7,209	$6,688
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	12/2029	871	871	873
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	11/2030	1,691	1,700	1,695

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	04/2032	3,214	3,218	3,202
H.B. Fuller Company(5)	First lien senior secured loan	S +	1.75%	02/2030	1,731	1,726	1,733
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	02/2030	4,407	4,377	3,553
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.00%	02/2031	7,388	7,388	5,901
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	4.25%	04/2029	2,500	2,364	1,750
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	3.75%	03/2030	8,334	8,304	5,640
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2032	5,471	5,457	5,498
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	04/2028	8,730	8,728	8,723
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	08/2030	11,512	11,513	11,528
						62,855	56,784	17.7%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	12/2032	8,020	$8,001	$8,060
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	08/2030	311	313	312
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	04/2031	4,666	4,666	4,701
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	10/2030	4,663	4,668	4,665
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	03/2032	3,726	3,730	3,738
						21,378	21,476	6.7%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	06/2031	11,020	$11,030	$11,041
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	11/2030	2,758	2,758	2,762
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	03/2032	9,903	9,835	9,890
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	09/2032	11,605	11,549	11,630
Plaze, Inc.(5)(8)	First lien senior secured loan	S +	3.75%	08/2026	6,297	6,255	5,793
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	02/2029	6,922	6,907	6,975
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	09/2028	12,312	12,315	12,320
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	09/2032	1,988	2,001	1,993
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	04/2031	9,586	9,582	9,599
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	03/2028	12,231	12,154	11,811
						84,386	83,814	26.2%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	07/2028	8,993	$8,997	$9,009
Aramsco, Inc.(6)(8)	First lien senior secured loan	S +	4.75%	10/2030	7,911	7,789	5,300
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	08/2029	1,523	1,530	1,531
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	12/2030	13,754	13,753	13,588
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	12/2030	2,290	2,256	2,263
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	9,837	9,801	9,875
						44,126	41,566	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	10/2029	676	$676	$679
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	04/2030	12,243	12,246	10,663
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	10/2030	6,681	6,681	6,709
						19,603	18,051	5.6%
Energy equipment and services

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	05/2029	2,528	$2,532	$2,535
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	01/2031	4,619	4,619	4,625
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	07/2030	6,825	6,825	6,829
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	01/2031	5,030	5,020	5,030
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	02/2032	3,482	3,475	3,480
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	07/2032	2,013	2,013	2,019
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	02/2031	13,145	13,155	13,191
						37,639	37,709	11.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	11/2030	3,440	$3,433	$3,456
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2032	5,589	5,575	5,580
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	11/2031	6,311	6,298	6,321
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	01/2031	9,895	9,895	9,901
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	10/2031	5,537	5,534	5,572
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	04/2028	6,263	6,255	6,300
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	4,351	4,333	4,362
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	03/2032	4,608	4,592	4,622
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	05/2031	7,754	7,730	7,768
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	10/2032	2,059	2,054	2,064
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	08/2032	6,517	6,417	6,504
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	7,493	7,486	7,503
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	06/2031	5,097	5,083	5,104
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	11/2031	7,240	7,220	7,264
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	03/2031	7,202	7,208	7,209
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	12/2030	2,350	2,350	2,360
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	07/2031	9,876	9,875	9,889
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	09/2030	7,467	7,467	7,510
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	05/2032	1,729	1,721	1,736
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	11/2031	8,187	8,187	8,189
PUSHPAY USA INC(7)(8)	First lien senior secured loan	S +	3.75%	08/2031	4,185	4,185	4,164
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	07/2028	14,725	14,724	14,807
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	05/2028	2,146	2,146	2,155
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	09/2032	3,656	3,651	3,672
						143,419	144,012	45.0%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	09/2030	4,842	$4,846	$4,843
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	06/2030	6,135	6,135	6,148
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	12/2030	6,761	6,762	6,782
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	09/2028	6,682	6,636	5,529
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	10/2032	4,538	4,538	4,557
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	02/2031	8,205	8,209	8,193
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	09/2031	3,385	3,379	3,381

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	09/2032	6,741	6,726	6,738
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	12/2030	7,192	7,231	7,206
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	07/2029	9,574	9,574	9,587
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	11/2032	6,959	6,942	6,972
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	03/2032	7,818	7,782	7,815
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	02/2032	4,399	4,390	4,414
Savor Acquisition, Inc. (dba Sauer Brands)(6)(9)(10)	First lien senior secured delayed draw term loan	S +	3.00%	02/2032	—	—	—
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	03/2030	4,260	4,250	4,274
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	10/2032	3,806	3,797	3,825
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	01/2032	2,630	2,630	2,640
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	08/2028	3,461	3,468	3,470
						97,295	96,374	30.1%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	05/2030	5,016	$4,978	$4,903
Argent Finco LLC(6)(8)	First lien senior secured loan	S +	3.00%	11/2032	2,095	2,090	2,106
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	04/2031	4,058	4,060	4,063
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	02/2029	6,500	6,500	6,533
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	08/2031	6,143	6,128	6,194
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	10/2032	6,519	6,503	6,556
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	12/2032	2,444	2,438	2,457
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	10/2030	4,506	4,502	4,520
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S +	5.25%	07/2029	1,810	1,729	1,801
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	05/2029	4,951	4,938	4,963
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	06/2031	2,671	2,671	2,674
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	09/2032	717	714	719
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	02/2028	7,886	7,909	7,709
						55,160	55,198	17.2%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	09/2028	1,806	$1,810	$1,813
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2028	6,495	6,474	6,511
Concentra(5)	First lien senior secured loan	S +	2.00%	07/2031	2,219	2,219	2,233
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	10/2029	11,951	11,425	11,114
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	11/2028	1,430	1,430	1,436
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	08/2028	6,669	6,644	6,486
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	03/2032	10,642	10,591	10,406
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	08/2032	3,618	3,600	3,636
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	09/2032	1,601	1,597	1,609
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	03/2031	7,036	7,036	7,059
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S +	4.50%	12/2028	2,960	2,864	2,960
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S +	3.25%	12/2028	7,738	7,472	7,553

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	02/2031	7,110	7,110	7,140
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	12/2031	12,423	12,392	12,456
Physician Partners, LLC(6)(8)	First lien senior secured loan	S +	6.00%	12/2029	11,967	9,222	8,657
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	12/2031	317	317	316
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	07/2031	8,312	8,242	6,670
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	12/2030	4,102	4,092	4,116
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	02/2032	7,691	7,657	7,702
						112,194	109,873	34.3%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%	06/2031	803	$803	$809
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	03/2032	3,356	3,324	3,215
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	05/2031	2,837	2,837	2,722
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	08/2029	2,024	2,015	2,033
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	12/2027	5,459	5,459	5,475
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2031	92	92	93
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	11/2031	6,590	6,590	6,592
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	03/2028	1,673	1,673	1,676
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	11/2031	7,294	7,263	7,314
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	04/2031	2,227	2,227	2,233
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	12/2031	11,256	11,256	11,238
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	10/2029	3,478	3,478	3,495
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	2.75%	09/2029	6,676	6,660	6,604
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	11/2031	3,670	3,654	3,638
						57,331	57,137	17.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	10/2032	2,474	$2,462	$2,481
						2,462	2,481	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	08/2029	7,427	7,393	7,047
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	10/2032	11,095	11,068	11,055
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2030	6,950	6,950	6,961
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	02/2031	7,924	7,924	7,927
						33,335	32,990	10.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	07/2031	2,473	$2,470	$2,483
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	09/2032	1,558	1,558	1,571
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	07/2031	5,920	5,920	5,950
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	03/2032	6,031	6,024	6,049

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%	06/2031	4,094	4,090	4,030
						20,062	20,083	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	11/2030	4,472	$4,492	$4,463
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	06/2032	1,443	1,439	1,442
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	05/2032	3,836	3,818	3,853
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	3,393	3,393	3,400
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	01/2032	7,627	7,621	7,646
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	02/2031	5,742	5,742	5,724
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	05/2031	3,143	3,127	3,132
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	06/2031	2,946	2,947	2,955
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	07/2032	2,821	2,793	2,740
Hub International(6)	First lien senior secured loan	S +	2.25%	06/2030	4,697	4,697	4,719
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	04/2030	4,891	4,890	4,900
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	02/2031	7,434	7,433	7,445
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2028	5,181	5,173	5,190
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	06/2031	3,440	3,431	3,449
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	1,824	1,821	1,825
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	10/2031	1,977	1,977	1,987
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	10/2032	2,288	2,276	2,293
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	06/2032	16,459	16,419	16,335
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	05/2031	4,153	4,151	4,155
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	09/2030	2,970	2,970	2,974
						90,610	90,627	28.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	03/2032	5,349	$5,349	$5,368
Barracuda Parent, LLC(6)	First lien senior secured loan	S +	4.50%	08/2029	5,441	5,302	4,392
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	03/2031	9,430	9,430	9,437
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	08/2032	2,290	2,290	2,292
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	12/2031	5,473	5,425	5,468
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	03/2031	4,121	4,121	4,106
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	11/2029	12,824	12,765	12,749
Epicor(5)	First lien senior secured loan	S +	2.50%	05/2031	1,298	1,298	1,301
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	04/2032	3,411	3,395	3,413
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	6,465	6,452	6,444
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	12/2031	5,436	5,436	5,448
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2032	7,361	7,362	7,357
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	03/2029	7,331	7,332	6,743
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S +	4.75%	05/2029	2,980	2,838	1,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	10/2030	11,287	11,289	11,263
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S +	3.75%	10/2028	2,014	2,012	1,918
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	08/2028	8,044	8,010	8,078

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	06/2030	7,382	7,384	7,364
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	07/2031	5,910	5,909	5,927
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	05/2028	10,320	10,138	6,592
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	03/2027	5,853	5,852	5,852
SS&C(5)	First lien senior secured loan	S +	2.00%	05/2031	5,490	5,488	5,520
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	04/2032	7,670	7,457	7,651
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	04/2031	1,990	2,002	1,998
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	11/2028	4,711	4,713	4,723
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	11/2030	7,838	7,818	7,830
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	08/2032	2,282	2,282	2,292
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	10/2032	4,935	4,930	4,960
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	02/2029	3,735	3,738	3,740
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	04/2031	8,957	8,932	8,980
						176,749	171,110	53.4%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	11/2032	7,751	$7,732	$7,770
Finco I, LLC(5)	First lien senior secured loan	S +	1.75%	06/2029	1,971	1,971	1,972
Grosvenor(5)	First lien senior secured loan	S +	2.25%	02/2030	2,578	2,578	2,587
						12,281	12,329	3.8%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	05/2031	4,038	$4,018	$3,985
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	09/2031	4,267	4,269	4,277
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	07/2031	6,468	6,463	6,485
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	5,925	5,896	5,925
						20,646	20,672	6.5%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	08/2031	5,430	$5,430	$5,451
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	02/2029	5,551	5,428	5,485
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	09/2032	3,017	3,015	3,022
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	05/2028	397	397	397
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	10/2030	13,098	13,098	13,194
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	05/2030	8,602	8,602	8,619
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	11/2032	11,939	11,924	12,005
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	10/2028	6,651	6,651	6,682
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	11/2029	1,595	1,595	1,598
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	05/2032	10,243	10,194	10,177
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	12/2031	4,499	4,502	4,525
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	06/2028	975	975	979
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	11/2032	11,347	11,346	11,409
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2032	10,295	10,269	10,356
Spectris(6)	First lien senior secured loan	S +	2.75%	09/2032	6,840	6,823	6,866
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%	03/2031	10,389	10,352	10,376

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	03/2028	11,069	11,074	11,128
						121,675	122,269	38.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	08/2032	7,094	$7,077	$7,147
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	10/2032	3,356	3,332	3,360
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	07/2030	5,155	5,166	4,961
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	5,810	5,803	5,841
						21,378	21,309	6.7%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	08/2032	2,645	$2,638	$2,647
AmSpec Parent, LLC(6)	First lien senior secured loan	S +	3.50%	12/2031	2,986	2,974	2,986
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	02/2032	5,593	5,427	5,248
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	01/2029	2,166	2,166	2,174
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	01/2031	3,442	3,437	3,392
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	04/2032	4,237	4,237	4,229
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	11/2029	5,337	5,337	5,333
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	06/2029	3,577	3,603	3,600
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%	12/2030	2,797	2,803	2,810
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	10/2031	5,661	5,660	5,595
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	09/2030	3,689	3,689	3,094
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	03/2030	1,506	1,544	1,443
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	05/2028	4,993	4,993	4,541
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2029	9,578	9,577	9,530
						58,085	56,622	17.7%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S +	2.00%	05/2028	3,428	$3,421	$3,229
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	12/2031	8,170	8,153	8,175
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	09/2028	4,379	4,349	4,207
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	11/2027	6,113	6,101	5,783
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	03/2031	4,257	4,212	4,212
						26,236	25,606	8.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	04/2030	11,310	$11,309	$11,362
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	11/2028	4,575	4,550	4,498
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	08/2030	2,202	2,199	2,208
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	04/2031	1,392	1,388	1,392
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	8,234	8,215	8,275
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	03/2032	3,831	3,831	3,856
						31,492	31,591	9.9%

Total Misc.-debt commitments(10)					—	88	102	—%

Total Debt Investments						$1,650,258	$1,626,107	507.6%
Total Investments						$1,650,258	$1,626,107	507.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.57%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	734	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,113	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	131	933	102
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	3/2027	—	1,713	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	1,165	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	526	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$131	$8,637	$102

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-own OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	March 31, 2026		December 31, 2025
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,641,102	$1,586,262	$1,650,246	$1,626,107
Total Investments	$1,641,102	$1,586,262	$1,650,246	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	March 31, 2026	December 31, 2025
Advertising and media	0.9%	0.5%
Aerospace and defense	5.4	4.4
Automotive services	1.2	1.4
Buildings and real estate	3.5	3.7
Business services	7.9	8.3
Chemicals	3.5	3.5
Consumer products	1.5	1.3
Containers and packaging	4.8	5.2
Distribution	2.1	2.6
Education	0.5	1.1
Energy equipment and services	1.5	2.3
Financial services	8.3	8.9
Food and beverage	6.5	5.9
Healthcare equipment and services	3.8	3.4
Healthcare providers and services	7.2	6.8
Healthcare technology	4.0	3.5
Household products	0.2	0.2
Human resource support services	1.9	2.0
Infrastructure and environmental services	1.6	1.2
Insurance	5.6	5.6
Internet software and services	8.8	10.5
Investment funds and vehicles	1.0	0.8
Leisure and entertainment	1.9	1.3
Manufacturing	8.2	7.5
Pharmaceuticals	1.4	1.3
Professional services	3.5	3.5
Telecommunications	1.4	1.6
Transportation	1.9	1.9
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	March 31, 2026	December 31, 2025
United States:
Midwest	24.4%	25.6%
Northeast	19.6	18.6
South	27.1	27.0
West	15.0	14.4
International	14.0	14.5
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of March 31, 2026:

	Fair Value Hierarchy as of March 31, 2026
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,400,658	$185,604	$1,586,262
Total Investments	$—	$1,400,658	$185,604	$1,586,262

The following table presents the fair value hierarchy of investments as of December 31, 2025:

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,393,050	$233,057	$1,626,107
Total Investments	$—	$1,393,050	$233,057	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity

Wise CLO 2023-1

On September 21, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH LLC merged with the Company’s wholly-owned subsidiary, Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey Channel Islands, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee.

On September 25, 2025, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-1 Reset Transaction”) and issued $270.0 million of Class A-R Notes (the “Class A Notes”), $58.5 million of Class B-R Notes (the “Class B Notes”), $31.5 million of Class C-R Notes (the “Class C Notes”), and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Wise 2023-1 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated September 25, 2025 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-1 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-1 Transaction. The Wise 2023-1 Reset Secured Notes have a stated maturity of October 20, 2038. The Subordinated Notes from the Wise 2023-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to October 20, 2038 in connection with the Wise 2023-1 Reset Transaction.

Wise CLO 2023-2
On October 30, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey Channel Islands. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

On February 25, 2026, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-2 Reset Transaction”) and issued $240.0 million of Class A-1-R Notes (the “Class A-1 Notes”), $16.0 million of Class A-2-R Notes (the “Class A-2 Notes”), $40.0 million of Class B-R Notes (the “Class B Notes”), $24.0 million of Class C-R Notes (the “Class C Notes”) and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, the “Wise 2023-2 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated February 25, 2026, among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-2 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-2 Transaction. The Wise 2023-2 Reset Secured Notes have a stated maturity of April 15,

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
2039. The Subordinated Notes from the Wise 2023-2 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to April 15, 2039 in connection with the Wise 2023-2 Reset Transaction.

Wise CLO 2024-1

On July 27, 2023, the Company’s wholly-owned subsidiary, Wise CLO 2024-1 Ltd was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.
Wise CLO 2024-2

On October 26, 2022, the Company’s wholly-owned subsidiary, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

Debt obligations consisted of the following as of March 31, 2026:

	March 31, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$1,967	$358,033
Wise CLO 2023 -2	320,000	320,000	—	1,810	318,190
Wise CLO 2024 -1	320,000	320,000	—	1,834	318,166
Wise CLO 2024 -2	320,000	320,000	—	1,751	318,249
Total Debt	$1,320,000	$1,320,000	$—	$7,362	$1,312,638
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt obligations consisted of the following as of December 31, 2025:

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,074	$357,926
Wise CLO 2023 -2	320,000	320,000	—	2,153	317,847
Wise CLO 2024 -1	320,000	320,000	—	1,876	318,124
Wise CLO 2024 -2	320,000	320,000	—	1,790	318,210
Total Debt	$1,320,000	$1,320,000	$—	$7,893	$1,312,107
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Period Ended March 31,
($ in thousands)	2026	2025
Interest expense	$17,735	$21,028
Amortization of debt issuance costs	2,292	176
Total Interest Expense	$20,027	$21,204
Average interest rate	5.5%	6.5%
Average daily borrowings	$1,320,000	$1,320,000